UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2015
Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Singletree Lane Suite 186 Eden Prairie, Minnesota 55344	55344
(Address of principal executive offices)	(Zip Code)

(612) 296-7305

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

Approval of Closing of Gel-Del Technologies, Inc. Stock Exchange Agreement

On November 21, 2014, PetVivo Holdings, Inc., a Nevada corporation (the “Company”), Gel-Del Technologies Inc., a Minnesota corporation (“Gel-Del”) and the shareholders of Gel-Del (the “Gel-Del Shareholders”) entered into that certain stock exchange agreement (the “Stock Exchange Agreement”), which was originally reported on Form 8-K filed with the Commission on November 21, 2014 as Exhibit 10.01.

On March 25, 2015, the Gel-Del Shareholders held a special meeting for the purpose of voting for the approval of the Stock Exchange Agreement (the "Special Meeting"). There was a quorum present at the Special Meeting and the Gel-Del Shareholders approved the Stock Exchange Agreement and extended the closing due date to April 30, 2015. The closing of the Stock Exchange Agreement is contingent upon the Company fulfilling certain conditions precedent. As of the date of this Current Report, management of the Company fully anticipates fulfillment of its obligations under the Stock Exchange Agreement and the closing by April 30, 2015.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Unaudited pro forma combined financial statements consisting of balance sheet at December 31, 2014, statements of operations for nine months ended December 31, 2014.

(c) Shell Company Transaction.

Not applicable.

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(d) Exhibits.

The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

2.01	Stock Purchase Agreement by and among the Company, Gel-Del Technologies Inc. and the shareholders of Gel-Del Technologies Inc. dated November 21, 2014. (1)

99.1	Consolidated Financial Statements of Gel-Del Technologies Inc. for September 30, 2014 and September 30, 2013 (2)

Consolidated Financial Statements of Gel-Del Technologies Inc. for December 31, 2013 and December 31, 2012 (2)

(1)	Filed with the Commission on Form 8-K on November 13, 2014 as Exhibit 2.01.
(2)	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: April 1, 2015	By:	/s/ John Lai
	Name:	John Lai
	Title:	President/Chief Executive Officer

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